Exhibit 10.67

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT OF 1933”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE, BY ACQUISITION HEREOF, THE HOLDER:

(1)	REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933;

(2)

AGREES THAT IT WILL NOT, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF THE 2.75% SERIES B CONVERTIBLE SUBORDINATED DEBENTURES AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), OFFER, RESELL, ASSIGN, PLEDGE, ENCUMBER, TRANSFER OR OTHERWISE DISPOSE OF THE SECURITY EVIDENCED HEREBY OR THE SHARES OF COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF SUCH SECURITY EXCEPT (A) TO

BEARINGPOINT, INC. OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OF 1933, (C) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, INCLUDING RULE 144 UNDER THE SECURITIES ACT OF 1933 (IF AVAILABLE) SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, OR (D) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

(3)	AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO RULE 144 OR CLAUSE 2(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

The foregoing legend may be removed from this Security upon the earlier of the Resale Restriction Termination Date or the transfer of the Securities pursuant to Rule 144 or clause 2(D) above.

BEARINGPOINT, INC.

2.75% Series B Convertible Subordinated Debentures Due 2024

REGISTERED

CUSIP: 074002 AB2

ISSUE DATE:	Principal Amount: $

No.

BEARINGPOINT, INC., a Delaware corporation, promises to pay to Cede & Co., or registered assigns, the principal amount of One Hundred and Seventy-Five Million Dollars, on December 15, 2024.

Interest Rate: 2.75% per year.

Interest Payment Dates: June 15 and December 15 of each year, commencing June 15, 2005.

Interest Record Date: May 31 and November 30 of each year.

Reference is hereby made to the further provisions of this Security set forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:	BEARINGPOINT, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By:
Authorized Signatory

Dated:

REVERSE OF SERIES B DEBENTURES

2.75% Series B Convertible Subordinated Debentures Due 2024

This Security is one of a duly authorized issue of 2.75% Series B Convertible Subordinated Debentures Due 2024 (the “Securities”) of BEARINGPOINT, Inc., a Delaware corporation (including any successor corporation under the Indenture hereinafter referred to, the “Company”), issued under an Indenture, dated as of December 22, 2004 (the “Indenture”), between the Company and The Bank of New York, as trustee (the “Trustee”). The terms of the Security include those stated in the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (“TIA”), and those set forth in this Security. This Security is subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control. Capitalized terms used but not defined herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.	Interest.

The Series B Debentures shall bear interest on the principal amount thereof at a rate of 2.75% per year. The Company shall pay Liquidated Damages as set forth in Section 5.07 of the Indenture and the Registration Rights Agreement.

Interest will be payable semi-annually on each Interest Payment Date to Holders at the close of business on the preceding Interest Record Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30 day months.

If any Interest Payment Date, Stated Maturity date, Redemption Date, Repurchase Date or Designated Event Repurchase Date of a Security falls on a day that is not a Business Day, the required payment of Interest, if any, and principal will be made on the next succeeding Business Day and no Interest on such payment will accrue for the period from and after the Interest Payment Date, the Stated Maturity date, Redemption Date, Repurchase Date or Designated Event Repurchase Date to such next succeeding Business Day.

If the principal amount of any Security, or any accrued and unpaid Interest or Liquidated Damages, if any, are not paid when due (whether upon acceleration pursuant to Section 7.02 of the Indenture, upon the date set for payment of the Redemption Price, upon the date set for payment of the Repurchase Price or

Designated Event Repurchase Price, upon the Stated Maturity of the Securities, upon the Interest Payment Dates or upon the Liquidated Damages Payment Dates as defined in the Registration Rights Agreement), then in each such case the overdue amount shall, to the extent permitted by law, bear cash interest at a rate per annum that is 1% higher than the interest rate set forth on the face of this Security, compounded semiannually, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable in cash on demand but if not so demanded shall be paid quarterly to the Holders on the last day of each quarter.

2.	Method of Payment.

Except as provided below, the Company shall pay Interest on (i) Global Securities, to DTC in immediately available funds, (ii) any Certificated Security having an aggregate principal amount of $5,000,000 or less, by check mailed to the Holder of such Security and (iii) any Certificated Security having an aggregate principal amount of more than $5,000,000, by wire transfer in immediately available funds or by mail at the election of the Holder of any such Security.

At Stated Maturity, the Company will pay Interest and principal on Certificated Securities at the Company’s office or agency in The City of New York and will pay principal on Global Securities to DTC in immediately available funds.

Subject to the terms and conditions of the Indenture, the Company will make payments in cash in respect of Redemption Prices, Repurchase Prices, Designated Event Repurchase Prices and at Stated Maturity to Holders who surrender Securities to a Paying Agent to collect such payments in respect of the Securities. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

3.	Indenture.

The Securities are subordinated unsecured obligations of the Company. The Indenture does not limit other indebtedness of the Company, secured or unsecured.

4.	Redemption at the Option of the Company.

No sinking fund is provided for the Securities. The Series B Debentures are redeemable for cash at the option of the Company, in whole or in part, at any time or from time to time on or after December 23, 2014 upon not less than 30 nor more than 60 days’ notice by mail for a redemption price equal to 100% of the principal amount of the Series B Debentures redeemed plus accrued and unpaid Interest and Liquidated Damages, if any, on those Securities to (but excluding) the Redemption Date (the “Redemption Price”).

In no event will any Series B Debenture be redeemable before December 23, 2014.

5.	Purchase By the Company at the Option of the Holder.

Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, all or any portion of the Series B Debentures held by such Holder on December 15, 2014 and December 15, 2019, in integral multiples of $1,000 at a Repurchase Price equal to the principal amount of those Securities plus accrued and unpaid Interest, and Liquidated Damages, if any, on those Securities up to (but excluding) the Repurchase Date. To exercise such right, a Holder shall deliver to the Paying Agent a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 20 Business Days prior to such Repurchase Date until the close of business on such Repurchase Date, and shall deliver the Securities to the Paying Agent as set forth in the Indenture.

At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase the Securities held by such Holder after the occurrence of a Designated Event for a Designated Event Repurchase Price equal to the principal amount of those Securities plus accrued and unpaid Interest and Liquidated Damages, if any, on those Securities up to (but excluding) the Designated Event Repurchase Date.

Holders have the right to withdraw any Repurchase Notice or Designated Event Repurchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

If cash sufficient to pay the Repurchase Price or Designated Event Repurchase Price, as the case may be, of all Securities or portions thereof to be purchased as of the Repurchase Date or the Designated Event Repurchase Date, as the case may be, is deposited with the Paying Agent, on the Business Day immediately following the Repurchase Date or the Designated Event Repurchase Date, Interest and Liquidated Damages, if any, will cease to accrue on such Securities (or portions thereof) on and following such Repurchase Date or Designated Event Repurchase Date, and the Holder thereof shall have no other rights as such other than the right to receive the Repurchase Price or Designated Event Repurchase Price upon surrender of such Security.

6.	Reserved.

7.	Conversion.

Subject to and in compliance with the provisions of the Indenture (including, without limitation, the conditions to conversion of this Security set forth in Section 11.01 thereof), a Holder is entitled, at such Holder’s option, to convert the Holder’s Security (or any portion of the principal amount thereof that is $1,000 or an integral multiple $1,000), into fully paid and nonassessable shares of Common Stock at the Conversion Rate in effect at the time of conversion; provided, however, the Company may satisfy its obligation with respect to any demand for conversion by delivering Common Stock, cash or a combination of cash and Common Stock as set forth in the Indenture.

A Security in respect of which a Holder has delivered a Purchase Notice or Designated Event Repurchase Notice, as the case may be, exercising the option of such Holder to require the Company to purchase such Security may be converted only if such Repurchase Notice or Designated Event Repurchase Notice, as the case may be, is withdrawn in accordance with the terms of the Indenture.

The initial Conversion Rate for the Series B Debentures is 95.2408 shares of Common Stock per $1,000 principal amount, subject to adjustment in certain events described in the Indenture. The Conversion Rate shall not be adjusted for any accrued and unpaid Interest and accrued or Liquidated Damages. Upon conversion, no payment shall be made by the Company with respect to accrued and unpaid Interest. Instead, such amount shall be deemed paid by the shares of Common Stock delivered upon conversion of any Security. A Holder shall receive, however, accrued and unpaid Liquidated Damages, if any.

In certain circumstances as set forth in the Indenture, a Holder shall receive Additional Shares as set forth in Section 11.01 of the Indenture.

8.	Paying Agent, Conversion Agent and Registrar.

Initially, the Trustee will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent or Registrar without notice, other than notice to the Trustee; provided that the Company will maintain at least one Paying Agent in the City of New York, which shall initially be an office or agency of the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent or Registrar.

9.	Denominations; Transfer; Exchange.

The Securities are in fully registered form, without coupons, in denominations of $1,000 of principal amount and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice or Designated Event Repurchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

10.	Persons Deemed Owners.

The registered Holder of this Security may be treated as the owner of this Security for all purposes.

11.	Unclaimed Money or Securities.

As set forth in the Indenture and subject to applicable abandoned property laws, the Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

12.	Amendment; Waiver.

Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities and (ii) certain Events of Defaults may be waived with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities. Subject to terms set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may make certain amendments to the Indenture or the Securities.

13.	Defaults and Remedies.

If any Event of Default with respect to Securities shall occur and be continuing, the principal amount of the Securities and any accrued and unpaid Interest and accrued and unpaid Liquidated Damages, if any, on all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

14.	Trustee Dealings with the Company.

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

15.	Calculations in Respect of Securities.

The Company or its agents will be responsible for making all calculations called for under the Securities including, but not limited to, determination of Last Reported Sale Prices of the Common Stock, the number of shares of Common Stock and/or the amount of cash deliverable upon conversion of the Securities and the amount of any Liquidated Damages. The Company or its agents will make their calculations in good faith and, absent manifest error, our and their calculations will be final and binding on Holders of the Securities. The Company or its agents will be required to deliver to the Trustee a schedule of its calculations and the Trustee will be entitled to conclusively rely upon the accuracy of such calculations without independent verification.

16.	No Recourse Against Others.

A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

17.	Authentication.

This Security shall not be valid until an authorize signatory of the Trustee manually signs the Trustee’s Certificate of Authentication on the other side of this Security.

18.	Abbreviations.

Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

19.	GOVERNING LAW.

THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY.

20.	Copy of Indenture.

The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

BEARINGPOINT, Inc.

1676 International Drive

McLean, Virginia 22102

Facsimile: (703) 847-8075

21.	Registration Rights.

The Holders of the Securities are entitled to the benefits of a Registration Rights Agreement, dated as of December 22, 2004, between the Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., as initial purchasers, including the receipt of Liquidated Damages upon a Registration Default (as defined in such agreement). The Company shall make payments of Liquidated Damages on the Liquidated Damages Payment Dates (as defined in the Registration Rights Agreement), but otherwise in accordance with the provisions set forth herein for the payment of Interest.

ASSIGNMENT FORM	CONVERSION NOTICE

To assign this Security, fill in the form below:	To convert this Security into Common Stock of the Company, check the box ☐

I or we assign and transfer this Security to

(Insert assignee’s soc. sec. or tax ID no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

____________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

To convert only part of this Security, state the principal amount to be converted (which must be $1,000 or an integral multiple of $1,000):

If you want the stock certificate made out in another person’s name fill in the form below:

(Insert the other person’s soc. sec. tax ID no.)

(Print or type other person’s name, address and zip code)

Date:	Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Signature Guaranteed

Participant in a Recognized Signature Guarantee Medallion Program

By:
Authorized Signatory

SCHEDULE OF INCREASES AND DECREASES

OF GLOBAL SECURITY

Initial Principal Amount of Series B Global Security: One Hundred and Seventy-Five Million dollars ($175,000,000)

Date	Amount of Increase in Principal Amount of Global Security	Amount of Decrease in Principal Amount of Global Security	Principal Amount of Global Security After Increase or Decrease	Notation by Registrar or Security Custodian

PURCHASE NOTICE

TO:	BEARINGPOINT, INC.

THE BANK OF NEW YORK

The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from BearingPoint, Inc. (the “Company”) regarding the right of Holders to elect to require the Company to purchase the Securities and requests and instructs the Company to purchase the entire principal amount of this Security, or portion thereof (which is $1,000 or an integral multiple thereof) designated below, in accordance with the terms of the Indenture at the price of 100% of the principal amount or proportional portion thereof, together with accrued interest (including Liquidated Damages, if any) to, but excluding, the Repurchase Date, to the registered Holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Securities shall be purchased by the Company as of the applicable Repurchase Date pursuant to the terms and conditions specified in the Indenture. This election is made pursuant to Section 3.07 of the Indenture, Repurchase of Securities by the Company at the Option of the Holder at December 15, 2014 and 2019.

Dated:

Signature(s):

NOTICE: The above signatures of the Holder(s) hereof must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatever.

Security Certificate Number (if applicable):

Principal amount to be purchased (if less than all):

Social Security or Other Taxpayer Identification Number:

OPTION OF HOLDER TO ELECT PURCHASE ON DESIGNATED EVENT

TO:	BEARINGPOINT, INC.
THE BANK OF NEW YORK

The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from BearingPoint, Inc. (the “Company”) regarding the right of Holders to elect to require the Company to purchase the Securities upon a Designated Event and requests and instructs the Company pursuant to Section 3.08 of the Indenture to purchase the entire principal amount of this Security, or portion thereof (which is $1,000 principal amount or an integral multiple thereof) designated below, in accordance with the terms of the Indenture at the price of 100% of the principal amount or proportional portion thereof, together with accrued Interest (including Liquidated Damages, if any) to, but excluding, the Designated Event Repurchase Date, to the registered Holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Securities shall be repurchased by the Company as of the Designated Event Purchase Date pursuant to the terms and conditions specified in the Indenture.

Dated:

Signature(s):

NOTICE: The above signatures of the Holder(s) hereof must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatever.

Security Certificate Number (if applicable):

Principal amount to be purchased (if less than all):

Social Security or Other Taxpayer Identification Number: